UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Willow Tree Capital Corporation

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Be the vote that counts. WILLOW TREE CAPITAL CORPORATION 2026 Annual Meeting June 25, 2026 VOTE NOW

Why Should I Vote? As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts! Ways to Vote ProxyVote 800.690.6903 Virtual Meeting Control Number: 0123456789012345 This email represents the following share(s): WILLOW TREE CAPITAL CORPORATION 123,456,789,012.00000 WILLOW TREE CAPITAL CORPORATION 123,456,789,012.00000 WILLOW TREE CAPITAL CORPORATION 123,456,789,012.00000 WILLOW TREE CAPITAL CORPORATION 123,456,789,012.00000 WILLOW TREE CAPITAL CORPORATION 123,456,789,012.00000 WILLOW TREE CAPITAL CORPORATION 123,456,789,012.00000 Important Information For holders as of April 10, 2026 Vote Common Shares by: June 24, 2026

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